                                                                   EXHIBIT 99.18


DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
---------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.          CASE NUMBER:  01-10975 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                    Summary Of Bank And Investment Accounts             Attachment 1
                                        Great Hawaiian Cruise Line, Inc.
Summary                                     Case No: 01-10975 (JWV)                     UNAUDITED
Great Hawaiian Cruise Line, Inc.          For Month Of December, 2002


                                             Balances
                                --------------------------------        Receipts &        Bank
                                     Opening           Closing          Disbursements     Statements    Account
Account                         As Of 12/01/02    As Of 12/31/02        Included          Included      Reconciled
-------                         --------------    --------------        --------          --------      ----------
No Bank Or Investment                  NA                NA                  NA               NA            NA
Accounts

                                        Receipts & Disbursements           Attachment 2
                                      Great Hawaiian Cruise Line, Inc.
Summary                             Case No: 01-10975 (JWV)
Great Hawaiian Properties Corp.         For Month Of December, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                      Concentration & Investment Account Statements       Attachment 3
                                             Great Hawaiian Cruise Line, Inc.
Summary                                          Case No: 01-10975 (JWV)
Great Hawaiian Cruise Line, Inc.                For Month Of December, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                 Date: 16-JAN-03 16:01:31
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: DEC-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)


                                                       PTD-Actual
                                                       31-Dec-02
                                                    ----------------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                    -----------------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
                                                    ----------------
Total Operating Expenses                                        0.00

                                                    ----------------
Gross Profit                                                    0.00

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                    ----------------
Total SG&A Expenses                                             0.00

                                                    ----------------
EBITDA                                                          0.00

Depreciation                                                    0.00

                                                    ----------------
Operating Income                                                0.00

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                            (13,000,809.98)
Reorganization expenses                                         0.00
                                                    ----------------
Total Other Expense/(Income)                           13,000,809.98

                                                    ----------------
Net Pretax Income/(Loss)                              (13,000,809.98)

Income Tax Expense                                      1,816,230.95

                                                    ----------------
Net Income/(Loss)                                     (14,817,040.93)
                                                    ================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:24
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                               YTD-Actual                       YTD-Actual
                                               31-Dec-02                        22-Oct-01
                                             ----------------                ----------------
ASSETS

Cash and Equivalent                                      0.00                            0.00

Restricted Cash                                          0.00                            0.00

Accounts Receivable                                      0.00                            0.00

Inventories                                              0.00                            0.00

Prepaid Expenses                                         0.00                            0.00

Other Current Assets                                     0.00                            0.00

                                             ----------------                ----------------
Total Current Assets                                     0.00                            0.00


Fixed Assets                                             0.00                            0.00

Accumulated Depreciation                                 0.00                            0.00

                                             ----------------                ----------------
Net Fixed Assets                                         0.00                            0.00


Net Goodwill                                             0.00                            0.00

Intercompany Due To/From                       (24,595,692.37)                 (24,608,201.70)

Net Deferred Financing Fees                              0.00                            0.00

Net Investment in Subsidiaries                 (27,893,157.82)                  41,532,108.18

                                             ----------------                ----------------
Total Other Assets                             (52,488,850.19)                  16,923,906.48

                                             ----------------                ----------------
Total Assets                                   (52,488,850.19)                  16,923,906.48
                                             ================                ================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:24
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                         YTD-Actual                     YTD-Actual
                                                         31-Dec-02                      22-Oct-01
                                                     ------------------            -------------------
LIABILITIES

Accounts Payable                                                   0.00                           0.00

Accrued Liabilities                                                0.00                           0.00

Deposits                                                           0.00                           0.00

                                                     ------------------            -------------------
Total Current Liabilities                                          0.00                           0.00


Long Term Debt                                                     0.00                           0.00

Other Long Term Liabilities                                        0.00                  (1,816,230.95)

                                                     ------------------            -------------------
Total Liabilities                                                  0.00                  (1,816,230.95)


Liabilities Subject to Compromise                                  0.00                           0.00


OWNER'S EQUITY

Common Stock                                                   8,440.25                       8,440.25

Add'l Paid In Capital                                     76,531,536.87                  76,531,536.87

Current Net Income (Loss)                                (72,100,230.78)                (11,777,334.92)

Retained Earnings                                        (56,928,596.53)                (46,022,504.77)

                                                     ------------------            -------------------
Total Owner's Equity                                     (52,488,850.19)                 18,740,137.43

                                                     ------------------            -------------------
Total Liabilities & Equity                               (52,488,850.19)                 16,923,906.48
                                                     ==================            ===================

Great Hawaiian Cruise Line, Inc.      ATTACHMENT 6                01-10975(JWV)
                      Summary List of Due To/Due From Accounts
                        For the Month Ended December 31, 2002


                                              CASE           BEGINNING                                                  ENDING
AFFILIATE NAME                                NUMBER           BALANCE             DEBITS               CREDITS         BALANCE
American Classic Voyages Co.                 01-10954      (3,571,229.75)                --                 --      (3,571,229.75)
AMCV Holdings, Inc.                          01-10973        (234,317.82)      2,105,887.05                 --       1,871,569.23
AMCV Cruise Operations, Inc.                 01-10967          22,292.97                 --                 --          22,292.97
The Delta Queen Steamboat Co.                01-10970           7,057.02                 --                 --           7,057.02
Great River Cruise Line, L.L.C               01-10963              60.73                 --                 --              60.73
Great Ocean Cruise Line, L.L.C               01-10959          37,394.43                 --                 --          37,394.43
Cape May Light, L.L.C                        01-10961           8,411.75                 --                 --           8,411.75
Oceanic Ship Co.                             N/A               (1,803.12)                --                 --          (1,803.12)
Great Hawaiian Properties Corporation        01-10971       3,598,535.73                 --                 --       3,598,535.73
American Hawaii Properties Corporation       01-10976        (179,633.39)                --                 --        (179,633.39)
Great Independence Ship Co.                  01-10969     (24,282,460.92)                --                 --     (24,282,460.92)
CAT II, Inc.                                 01-10968                 --                 --       2,105,887.05      (2,105,887.05)
                                                         ------------------------------------------------------------------------
                                                          (24,595,692.37)      2,105,887.05       2,105,887.05     (24,595,692.37)
                                                         =========================================================================

                         Great Hawaiian Cruise Line, LLC
                                 01-10975 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                         Great Hawaiian Cruise Line, LLC
                                 01-10975 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, LLC           CASE NUMBER:  01-10975 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.